Long-term Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-term Debt
LONG-TERM DEBT

Long-term debt consists of the following:

(in thousands, except rates) Description:	December 31, 2014	December 31, 2013	Interest Type	Current Interest Rate % (1)	Financing Type
Term Loan, due 2019	$573,500	$—	Variable	5.33 (2)	Term debt
Mt. Signal, due 2038	402,440	—	Fixed	6.00	Senior notes
CAP, due 2032	211,377	243,581	Variable	7.00 - 7.29	Term debt
Regulus Solar, due 2034	85,000	—	Fixed	5.80	Note facility
Regulus Solar, due 2024	50,433	—	Variable	2.22 (3)	Term debt
Regulus Solar, due 2015 – 2016	—	44,400	Fixed	18.00	Construction debt
Fairwinds and Crundale, due 2016	61,982	—	Variable	2.50	Construction debt
Nellis, due 2027	42,248	—	Imputed	5.75	Senior notes
SunE Perpetual Lindsay, due 2015	42,992	—	Variable	3.3	Construction debt and Harmonized Sales Tax Facility
California Public Institutions, due 2024 – 2030	16,861	9,270	Variable	3.39 (4)	Term debt
U.S. Projects 2009 – 2013, due 2024 – 2026	9,338	10,206	Fixed	11.1 - 11.3	Solar program loans
U.S. Projects 2009 – 2013	—	8,638	Fixed	5.0 - 5.75	Term debt
Enfinity, due 2032	6,470	6,775	Stated	1.745	Term debt
U.K. Call Right Projects	52,675	—	Variable	2.50	Construction debt
U.S. Call Right Projects	13,733	—	Variable	5.75	Construction debt
Alamosa	—	29,171	Fixed	2.98	Capital lease obligations
Financing lease obligations:
U.S. Operating Project	32,186	33,541	Imputed	5.15	Financing lease obligations
Enfinity, due 2025 – 2032	29,124	31,494	Fixed	5.62 - 7.26	Financing lease obligations
HES Portfolio, due 2019 – 2028	24,538	—	Imputed	6.50	Financing lease obligations
Summit Solar U.S., due 2020 – 2032	23,127	—	Fixed	5.75	Financing lease obligations
Regulus Solar, due 2034	9,138	—	Fixed	1.87	Financing lease obligations
U.S. Projects 2014, due 2019	6,869	—	Imputed	6.00	Financing lease obligations
DG 2014 Portfolio 1, due 2023	1,185	—	Fixed	7.26	Financing lease obligations
SunE Solar Fund X	—	55,616	Fixed	3.91 - 5.11	Financing lease obligations
Total Principal long-term debt and financing and capital lease obligations	$1,695,216	$472,692
Less current maturities	(97,412)	(38,808)
Net unamortized (discount) premium	1,473	(1,871)
Long-term debt and financing and capital lease obligations, less current portion	$1,599,277	$432,013
———
(1) The weighted average effective interest rate for all debt outstanding, including financing lease obligations, during the period was 7.3%.
(2) The variable rate as of December 31, 2014 was 4.75%. The Company has entered into an interest rate swap agreement (see Note 11) fixing the interest rate at 5.33% for the next three years.
(3) The variable rate as of December 31, 2014 was 2.66% on the Regulus term loan balance of $50.4M. The Company has entered into an interest rate swap agreement (see Note 11) fixing the interest rate at 2.22% for the next three years.
(4) The variable rate as of December 31, 2014 was 3.13%. The Company has entered into a series of interest rate swap agreement (see Note 11) fixing the interest rate at a weighted average of 3.39% through 2028.

Bridge Credit Facility

On March 28, 2014, the Company entered into a credit and guaranty agreement with Goldman Sachs Bank USA as administrative agent and the lenders party thereto (the “Bridge Credit Facility”). The Bridge Credit Facility originally provided for a senior secured term loan facility in an aggregate principal amount of $250.0 million. On May 15, 2014, the Bridge Credit Facility was amended to increase the aggregate principal amount to $400.0 million (the "Amended Bridge Credit Facility").

Interest under the Amended Bridge Credit Facility had variable interest rate options based on Base Rate Loans or Eurodollar loans at the Company’s election. The Amended Bridge Credit Facility was repaid following the closing of the IPO on July 23, 2014.

Term Loan and Revolving Credit Facility

In connection with the closing of the IPO on July 23, 2014, Terra Operating LLC (a wholly owned subsidiary of Terra LLC) entered into a revolving credit facility (the "Revolver") and a term loan facility (the "Term Loan" and together with the Revolver, the “Credit Facilities”). The Revolver initially provided for up to a $140.0 million senior secured revolving credit facility and the Term Loan initially provided for up to a $300.0 million senior secured term loan. The Term Loan was used to repay a portion of outstanding borrowings under the Amended Bridge Credit Facility.

On December 18, 2014, the Company obtained additional financing by increasing the Term Loan by $275.0 million to a total of $575.0 million and the Revolver by $75.0 million to a total of $215.0 million to increase liquidity and to fund the acquisitions of Hudson Energy and Capital Dynamics as described in Note 4. Acquisitions. As of December 31, 2014, no amounts had been drawn on the Revolver.

On January 28, 2015, the Company repaid the Term Loan in full and replaced its existing Revolver with a new $550.0 million revolving credit facility (the "New Revolver"). The New Revolver consists of a revolving credit facility in an amount of at least $550.0 million (available for revolving loans and letters of credit) and permits Terra Operating LLC to increase commitments to up to $725.0 million in the aggregate, subject to customary closing conditions. The New Revolver matures on January 27, 2020. Each of Terra Operating LLC's existing and subsequently acquired or organized domestic restricted subsidiaries (excluding non-recourse subsidiaries) and Terra LLC are or will become guarantors under the New Revolver.

All outstanding amounts under the New Revolver will bear interest initially at a rate per annum equal to, at Terra Operating LLC’s option, either (i) a base rate plus a margin of 1.50% or (ii) a reserve adjusted Eurodollar rate plus a margin of 2.50%. After the fiscal quarter ended June 30, 2015, the base rate margin will range between 1.25% and 1.75% and the Eurodollar rate margin will range between 2.25% and 2.75% as determined by reference to a leverage-based grid.

The New Revolver provides for voluntary prepayments, in whole or in part, subject to notice periods, and requires Terra Operating LLC to prepay outstanding borrowings in an amount equal to 100% of the net cash proceeds received by Terra LLC or its restricted subsidiaries from the incurrence of indebtedness not permitted by the New Revolver by Terra Operating LLC or its restricted subsidiaries.

The New Revolver, each guaranty and any interest rate, currency hedging or hedging of RECs obligations of Terra Operating LLC or any guarantor owed to the administrative agent, any arranger or any lender under the New Revolver is secured by first priority security interests in (i) all of Terra Operating LLC's and each guarantor’s assets, (ii) 100% of the capital stock of each of Terra Operating LLC’s and its domestic restricted subsidiaries and 65% of the capital stock of Terra Operating LLC’s foreign restricted subsidiaries, and (iii) all intercompany debt. Notwithstanding the foregoing, collateral under the New Revolver excludes the capital stock of non-recourse subsidiaries.

Project-level Financing Arrangements

The Company's solar generation facilities which have long-term debt obligations are included in separate legal entities. The Company typically finances its solar generation facilities through project entity specific debt secured by the solar generation facility's assets (mainly the solar generation facility) with no recourse to the Company. Typically, these financing arrangements provide for a construction loan, which upon completion may or may not be converted into a term loan. The following is a summary of construction and term debt entered into or assumed during the year ended December 31, 2014.

Mt. Signal

In November 2012, the Mt. Signal utility-scale solar power plant company issued $415.7 million of senior notes secured in a private placement. The senior secured notes bear interest at 6% and mature in 2038. Interest on the notes is payable semi-annually on June 30 and December 31 of each year, commencing on June 30, 2013. A letter of credit facility was also extended for Mt. Signal to satisfy certain security obligations under the PPA, other power plant agreements and the senior secured notes. The Company also entered into a $79.6 million letter of credit facility and a cash bridge loan in connection with the financing of the Mt. Signal power plant. The subordinated cash bridge loan was repaid in full in 2014 and the letter of credit facility will terminate on July 2, 2019. The remaining power plant development and construction costs were funded by equity.

As of December 31, 2014, the outstanding balance under the senior notes was $402.4 million and $73.3 million of the letters of credit were issued with no amounts outstanding. Pursuant to the note purchase agreement and the letter of credit and reimbursement agreement, the Mt. Signal power plant is permitted to make distributions out of restricted cash if the applicable distribution conditions are satisfied.

CAP

In August 2013, the CAP utility-scale solar power plant entity obtained $212.5 million in non-recourse debt financing from the Overseas Private Investment Corporation (“OPIC”), the U.S. Government's development finance institution, and the International Finance Corporation (“IFC”), a member of the World Bank Group, that matures in December 2032. In addition to the debt financing provided by OPIC and IFC, the CAP power plant received a Chilean peso VAT credit facility from Rabobank. Under the VAT credit facility the CAP power plant borrowed funds to pay for value added tax payments due from the power plant. The VAT credit facility had a variable interest rate that was tied to the Chilean Interbank Rate plus 1.40% and was fully repaid in November 2014.

Regulus Solar

In March 2013, the utility-scale solar power plant entity entered into a financing agreement with a group of lenders for a $44.4 million development loan of which $0 and $44.4 million was outstanding as of December 31, 2014 and 2013, respectively. The financing arrangement accrued interest from the date of borrowing until the repayment date at a rate of 18% per annum and is payment-in-kind (“PIK”) at each PIK interest date.

In March 28, 2014, the Regulus utility-scale solar power plant entered into an agreement for a construction loan facility for an amount up to $120.0 million. The $44.4 million development loan and a $120.0 million non-recourse construction loan, were repaid in November 2014 with the proceeds of permanent financing, which was a combination of equity, non-controlling member interest proceeds and a $135.4 million amortizing term loan and fixed rate note facility. The term loan and fixed rate note mature in 2024 and 2034, respectively. All of the membership interests of the project-level entity that owns the Regulus power plant have been pledged as security under the credit agreement. Pursuant to the credit agreement, the Regulus power plant is permitted to make distributions if the applicable distribution tests are satisfied. The Regulus power plant’s PPA security obligation and debt service reserve are being met through $23.3 million and $7.4 million non-recourse letters of credit, respectively, maturing in 2021.

Fairwinds and Crundale

On November 4, 2014, the Company assumed all outstanding debt as a result of the acquisition of these two Call Right Projects. The development and construction of Fairwinds and Crundale was financed with a cumulative £39.8 million ($62.0 million USD equivalent) of short-term bridge facility indebtedness that matures in July 2016. Pursuant to the bridge loan agreement, these utility-scale solar power plants and holding company for the power plants are permitted to begin making distributions upon first and final repayment in July 2016. The debt is due to be repaid by the end of Q2 2015 and bears an interest rate of 2.50%. Additionally, the debt for Fairwinds and Crundale contain a cross default provision and the assets of these plants are cross collateralized.

Nellis

On March 28, 2014, the Company assumed a term loan facility in conjunction with the acquisition of Nellis, a utility-scale solar power plant. The term loan was financed with $55 million fully amortizing senior notes that will mature in 2027. The notes bear interest at a rate of 5.75% per annum and are secured by the assets of Nellis. As of December 31, 2014, $42.2 million aggregate principal amount of the senior notes was outstanding. Pursuant to the senior note agreement, the Nellis power plant is permitted to pay quarterly distribution out of restricted cash if a debt service coverage ratio is met.

SunE Perpetual Lindsay ("Lindsay")

On March 25, 2014, Lindsay, a Canadian utility-scale solar power plant entity, obtained a construction term loan to finance and develop the construction of the power plant. The loan matures in September 2015. Interest under the construction term loan facility has variable rate options based on Prime Rate Advances or CDOR (“Canadian Dealer Offered Rate”) Advances at the Company’s election. The interest rate payable under Prime Rate Advances will be the sum of the Prime Rate in effect on such day plus 1.00% and an applicable margin of 2.00%. The interest rate payable under CDOR Advances will be based on the published CDOR rate plus an applicable margin of 2.00%. This debt is secured by the assets of the Lindsay power plant entity. As of December 31, 2014, Lindsay had two security letters of credit for an aggregate amount of CAD 0.8 million ($0.6 million USD equivalent) issued and outstanding as per the terms of its Ontario Power Authority feed-in tarriff contract.

California Public Institutions ("CPI")

The CPI solar generation facilities are financed in part by a series of non-recourse, project-level amortizing term loans provided by National Bank of Arizona in an aggregate of $17.6 million that were entered into on December 31, 2013 and July 31, 2014. All of the membership interests of the project-level entity that owns the facilities have been pledged as security under the non-recourse, project-level amortizing term loan. Pursuant to the term-loan agreement, the facilities and the holding company for the facilities are permitted to make distributions if the applicable debt service coverage ratios are met. The term loans mature between 2024 and 2030 and bear interest at a rate of LIBOR plus 2.5%.

U.S. Projects 2009-2013

Nineteen of the solar generation facilities in the U.S. Projects 2009-2013 portfolio that are located in New Jersey, with an aggregate nameplate capacity of approximately 3.6MW, are financed with REC-based term loans through the Public Service Electric and Gas Company, or "PSE&G." The loans were issued between the third quarter of 2009 and the fourth quarter of 2011, when each applicable facility achieved commercial operations, and mature between 2024 and 2026. Loan payments are made by transferring the RECs generated by the facilities to SPE&G and, as a result, the loans are not repaid in cash. On September 8, 2014, the Company repaid all outstanding amounts due under its term bonds. The Company recognized a $2.5 million loss on extinguishment of debt during the year ended December 31, 2014 as a result of this repayment. As of December 31, 2014, the aggregate outstanding indebtedness under the loans was approximately $9.3 million. The term loans contain customary covenants related to business operations, maintenance of the facilities, insurance coverage and a debt service calculation requirement.

Enfinity

The portion of the Enfinity Portfolio representing a 2.5MW DHA solar generation facility was financed with a non-recourse, 20-year Qualified Energy Conservation, or “QEC,” bond. The QEC bond matures on April 20, 2032. The balance at December 31, 2014 was $6.5 million.

Marsh Hill

As of December 31, 2014, the Company had two letters of credit for a total of CAD 1.0 million ($0.9 million USD equivalent) related to our Marsh Hill facility with no amounts outstanding.

U.K. Call Right Projects

Upon acquisition of these Call Right Projects, all outstanding debt for these facilities was transferred to the Company. The development and construction of these facilities was financed with a cumulative £33.9 million ($52.7 million USD equivalent) term facility that matures in June 2016.

U.S. Call Right Projects

Upon acquisition of these Call Right Projects, all outstanding debt for these facilities transferred to the Company. The constructions of these facilities was financed under SunEdison's construction revolving credit facility. As of December 31, 2014, the Company had one letter of credit for a total of $1.9 million with no amounts outstanding related to these Call Right Projects.

Capital Lease Obligations

Alamosa

On May 7, 2014, the Company purchased the lessor portion of the capital lease related to this utility-scale solar power plant and there is no additional project level financing outstanding at December 31, 2014. The Company recognized a $1.9 million loss on extinguishment of debt during the year ended December 31, 2014 as a result of this transaction.

Financing Lease Obligations

In certain transactions, the Company accounts for the proceeds of sale leasebacks as financings, which are typically secured by the solar generation facility asset and its future cash flows from energy sales, and without recourse to the Company under the terms of the arrangement.

U.S. Operating Project

Upon acquisition of an operating project from SunEdison, all outstanding obligations under a financing lease related to this project were transferred to the Company.

Enfinity

Certain of the Enfinity solar generation facilities (representing 13.2 MW of the 15.7 MW total nameplate capacity of the portfolio) were financed through a series of non-recourse, sale-leaseback transactions between December 2011 and December 2013. The balance outstanding for sale leaseback transactions accounted for as financings as of December 31, 2014 for Enfinity was $29.1 million. The Enfinity sale leaseback accounted for as financings mature between 2025 and 2032 and are collateralized by the related solar generation facility assets.

HES Portfolio

On November 4, 2014, the Company assumed all outstanding debt as a result of the acquisition of Hudson Energy. The term loans mature from 2019-2028 and bear an interest rate of 6.50%. Six of the solar generation facilities in the HES Portfolio that are located in New Jersey, with an aggregate nameplate capacity of 3.6MW, are financed with non-controlling member contributions and a leveraged tax equity structure with REC-based loans through PSE&G. As of December 31, 2014 approximately $24.5 million aggregate principal amount of the term loans were outstanding.

Summit Solar U.S.

On May 22, 2014, the Company assumed seven sale-leaseback transactions in conjunction with the acquisition of Summit Solar U.S. The term loans are due from 2020 through 2032, bear interest at a rate of 5.75% per annum, and are secured by the assets of Summit Solar U.S.

Regulus Solar

On April 11, 2014, Regulus Solar entered into a sale leaseback agreement with respect to the project site for a sales price of $9.2 million, which was received at closing on April 14, 2014. The lease term is 20 years and Regulus Solar has two options to renew the term for 5 years each and then one option to renew for a total lease term not to exceed 34 years, 11 months. The total purchase price of $9.2 million was recorded as a financing obligation and is secured by the land and the utility-scale power plant asset.

U.S. Projects 2014

On June 3, 2014, certain solar generation facilities within the Company's U.S. Projects 2014 portfolio entered into an inverted lease structure to finance approximately 45 MW of solar distributed generation facilities that were constructed and placed into operation during the fourth quarter of 2014. The lease term is five years and the total purchase price was $55.6 million, of which $6.9 million is reflected as a financing obligation and $48.7 million is recorded as deferred revenue in the accompanying consolidated balance sheet as of December 31, 2014.

DG 2014 Portfolio 1

On June 3, 2014, certain solar generation facilities within the Company's U.S. Projects 2015 portfolio entered into an inverted lease structure to finance approximately 45 MW of solar distributed generation facilities that were constructed and placed into operation during the fourth quarter of 2014. The lease term is eight years and the total purchase price was $54.3 million, of which $1.2 million is reflected as a financing obligation as of December 31, 2014.

SunE Solar Fund X

On July 23, 2014, concurrent with the closing of the IPO, the Company purchased the lessor portion of the capital lease related to the SunE Solar Fund X project and there is no additional project level financing outstanding at December 31, 2014. The Company recognized a $15.8 million gain on extinguishment of debt during the year ended December 31, 2014 as a result of this transaction.

Minimum Lease Payments

The aggregate amounts of minimum lease payments on our financing lease obligations are $126.2 million. Obligations for 2015 through 2019 and thereafter are as follows:

(In thousands)	2015	2016	2017	2018	2019	Thereafter	Total
Minimum lease obligations	$7,943	$8,114	$8,528	$8,553	$18,147	$74,882	$126,167

Maturities

The aggregate amounts of payments on long-term debt due after December 31, 2014 are as follows:

(In thousands)	2015	2016	2017	2018	2019	Thereafter	Total
Maturities of long-term debt as of December 31, 2014	$89,469	$147,470	$33,809	$35,115	$580,961	$682,225	$1,569,049

The amount of long-term debt due in 2015 includes $43.0 million of construction debt for SunE Perpetual Lindsay, which will be repaid by SunEdison in the first quarter of 2015. The amounts of long-term debt due in 2016 includes $62.0 million of construction term debt for Fairwinds and Crundale.

Senior Notes

On January 28, 2015, through our indirect subsidiary, Terra Operating LLC, the Company issued $800.0 million of 5.875% senior notes due 2023 at a price of 99.214%, or the "Senior Notes." Terra Operating LLC used the net proceeds from the offering to fund a portion of the price of the First Wind acquisition. The Senior Notes are senior obligations of Terra Operating LLC and are guaranteed by Terra LLC and each of Terra Operating LLC's existing and future subsidiaries that guarantee its senior secured credit facility, subject to certain exceptions.